CREDIT SUISSE WARBURG PINCUS FUNDS

              CREDIT | ASSET
              SUISSE | MANAGEMENT


                                   SEMIANNUAL
                                     REPORT
                                  JUNE 30, 2001
                                   (UNAUDITED)


                     CREDIT SUISSE WARBURG PINCUS TRUST II --
                             FIXED INCOME PORTFOLIO

Credit Suisse Warburg Pincus Trust II (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

More complete information about the Trust, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Warburg Pincus Trust, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. The Trust is advised by Credit Suisse Asset Management, LLC.

THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF JUNE 30, 2001; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

PORTFOLIO SHARES ARE NO LONGER OFFERED TO NEW INVESTORS.

CREDIT SUISSE WARBURG PINCUS TRUST II - FIXED INCOME PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT
JUNE 30, 2001

                                                                  August 2, 2001

Dear Shareholder:

   For the six months ended June 30, 2001, Credit Suisse Warburg Pincus Trust II - Fixed Income Portfolio* (the "Portfolio") had a gain of 2.99%, vs. a gain of 3.62% for the Lehman Brothers Aggregate Bond Index.** The Portfolio's one-year return through June 30, 2001 was 9.84%. Its since-inception (on March 31, 1997) average annual total return through June 30, 2001 was 7.07%.

   The period was a positive one for the U.S. bond market, aided by a favorable interest-rate backdrop. The Federal Reserve reduced rates by a total of 275 points over the January-through-June span, in an attempt to boost a weakening economy. Bonds also benefited from turmoil in the stock market, which resulted in increased demand for relatively stable and liquid securities.

   The Portfolio benefited from the hospitable environment for bonds in the period, though it lagged its benchmark. We continued to take a fairly conservative approach, emphasizing high-quality and intermediate-term bonds in an attempt to err on the side of caution and limit overall risk. Our primary area of concentration remained Treasury and government-agency bonds. We also maintained some exposure to investment-grade corporate securities and asset-backed bonds.

   Looking ahead, we believe that the overall backdrop for bonds should remain supportive, barring an unforeseen surge in inflation or a sudden reversal of the Fed's easing stance. Indeed, in our view the Fed appears willing to ease rates further until the economy regains its footing. Set within this environment, we will continue to make adjustments to the portfolio as we deem necessary based on economic and market factors.


Jo Ann Corkran                Gregg M. Diliberto            Leland Crabbe
Co-Portfolio Manager          Co-Portfolio Manager          Co-Portfolio Manager

Jose A. Rodriguez
Co-Portfolio Manager

-------------
*Name changed from Warburg Pincus Trust II - Fixed Income Portfolio effective May 1, 2001.

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CREDIT SUISSE WARBURG PINCUS TRUST II - FIXED INCOME PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT
JUNE 30, 2001

**The Portfolio changed its performance benchmark from the Lehman Brothers Intermediate Government/Corporate Bond Index as of May 1, 2001 to more accurately reflect the operations of the Portfolio and to provide a more appropriate measure of relative performance. The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. The Lehman Brothers Aggregate Bond Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investor Service, Standard & Poor's Corporation or Fitch Investors' Service.

CREDIT SUISSE WARBURG PINCUS TRUST II - FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2001 (Unaudited)


                                                                 RATINGS(1)
PAR                                                             (S&P/MOODY'S)   MATURITY        RATE%           VALUE
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (20.9%)
   $15,000  ABN AMRO Bank of New York Subordinate
             Notes (Callable 08/01/04 @ $100.00)                (AA-, Aa3)      08/01/09        8.250       $   15,791
    30,000  Conagra, Inc. Senior Note
             (Putable 08/01/09 @ $100.00)                       (BBB+, Baa1)    08/01/27        6.700           29,129
    30,000  Dime Bancorp, Inc.                                  (BBB-, Ba1)     07/25/01        7.000           30,028
    20,000  HMH Properties, Inc.
             (Callable 08/17/01 @ $102.375)(2)                  (NR, NR)        05/15/05        9.500           20,350
    40,000  Ingersoll-Rand Co. Medium Term Note
             (Putable 11/19/03 @ $100.00)                       (A-, A3)        11/19/27        6.230           41,021
     5,000  Potomac Electric Power Co.
             (Callable 05/15/02 @ $103.21)                      (A, A1)         05/15/27        8.500            5,117
    45,000  Safeway, Inc.                                       (BBB, Baa2)     09/15/04        7.250           46,843
    50,000  Union Electric Co. (12/01/01 @ $104.38)             (A+, Aa3)       12/01/21        8.750           51,990
                                                                                                            ----------
           TOTAL CORPORATE BONDS (Cost $238,999)                                                               240,269
                                                                                                            ----------
ASSET BACKED SECURITIES (14.9%)
   100,000  California Infrastructure PG&E, Series 1997-1,
             Class A7 (Callable 09/25/06 @ $100.00)             (AAA , Aaa)     09/25/08        6.420          102,157
    70,000  Commonwealth Edison Transitional Funding Trust,
             Series 1998-1, Class A6                            (AAA , Aaa)     06/25/09        5.630           69,145
                                                                                                            ----------
           TOTAL ASSET BACKED SECURITIES (Cost $172,411)                                                       171,302
                                                                                                            ----------
MORTGAGE-BACKED SECURITIES (34.1%)
    25,000  Asset Securitization Corp., Series 1996-D2,
             Class A2                                           (AA , NR)       02/14/29        7.360           25,772
    60,000  Fannie Mae                                          (AAA , Aaa)     07/15/31        7.000           60,263
    20,000  Fannie Mae, Series 1997-51, Class KB
             Guaranteed REMIC Trust                             (AAA , Aaa)     03/20/08        7.000           20,337
    36,179  Ginnie Mae                                          (AAA , Aaa)     10/15/28        6.500           35,840
   150,000  GMAC Commercial Mortgage Securities, Inc.,
             Series 1997-C2, Class A3                           (NR , Aaa)      11/15/07        6.566          150,088
    90,000  MBNA Master Credit Card Trust, Series 1998-J,
             Class A                                            (AAA , Aaa)     02/15/06        5.250           90,683
     8,580  Nomura Asset Securities Corp., Series 1994-4B,
             Class 4B                                           (AAA , Aaa)     09/25/24        8.300            8,692
                                                                                                            ----------
           TOTAL MORTGAGE-BACKED SECURITIES (Cost $390,727)                                                    391,675
                                                                                                            ----------


                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST II - FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2001 (Unaudited)

                                                                RATINGS(1)
PAR                                                             (S&P/MOODY'S)    MATURITY       RATE%       VALUE
---------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (29.7%)
    80,000  U.S. Treasury Inflation Protected Notes             (AAA , Aaa)     07/15/02        3.625       $   90,025
    60,000  U.S. Treasury Notes                                 (AAA , Aaa)     11/15/04        5.875           62,079
    75,000  U.S. Treasury Notes                                 (AAA , Aaa)     05/15/05        6.750           79,881
   105,000  U.S. Treasury Notes                                 (AAA , Aaa)     08/15/09        6.000          109,225
                                                                                                            ----------
           TOTAL U.S. TREASURY OBLIGATIONS (Cost $340,930)                                                     341,210
                                                                                                            ----------

TOTAL INVESTMENTS AT VALUE (99.6%) (Cost $1,143,067)(3)                                                      1,144,456
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)                                                                     5,048
                                                                                                            ----------

NET ASSETS (100.0%)                                                                                         $1,149,504
                                                                                                            ==========


                              INVESTMENT ABBREVIATIONS
                    NR = Not Rated
                 REMIC = Real Estate Mortgage Investment Conduit


(1) Credit ratings given by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group are unaudited.
(2) Illiquid security.
(3) Also cost for federal income tax purposes.


                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST II - FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (cont'd)
JUNE 30, 2001 (Unaudited)

ASSETS
    Investments at value (Cost $1,143,067)                              $1,144,456
    Cash                                                                    48,656
    Interest receivable                                                     10,803
    Receivable from investment adviser                                         902
    Prepaid expenses and other assets                                        7,030
                                                                        ----------
      Total Assets                                                       1,211,847
                                                                        ----------
LIABILITIES
    Administrative services fee payable                                      1,179
    Directors fee payable                                                      714
    Payable for investments purchased                                       60,450
                                                                        ----------
      Total Liabilities                                                     62,343
                                                                        ----------
NET ASSETS
    Capital stock, $0.001 par value                                            115
    Paid-in capital                                                      1,160,106
    Accumulated undistributed net investment income                         29,932
    Accumulated net realized loss from investments                        (42,038)
    Net unrealized appreciation from investments                             1,389
                                                                        ----------
      Net Assets                                                        $1,149,504
                                                                        ==========
NET ASSET VALUE
    Net assets                                                          $1,149,504
    Shares outstanding                                                     114,990
                                                                        ----------
    Net asset value, offering price and redemption price per share          $10.00
                                                                        ==========



                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST II - FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME
    Interest                                                              $ 39,242
    Dividends                                                                   28
                                                                          --------
      Total investment income                                               39,270
                                                                          --------
EXPENSES
    Investment advisory fees                                                 3,119
    Administrative services fees                                             3,441
    Legal fees                                                               6,912
    Trustees fees                                                            4,290
    Custodian fees                                                           1,422
    Insurance expense                                                        1,268
    Audit fees                                                                 992
    Offering/Organizational costs                                              795
    Transfer agent fees                                                         67
    Interest expense                                                            10
    Miscellaneous fees                                                       1,081
                                                                          --------
                                                                            23,397
    Less: fees waived, expenses reimbursed and transfer agent offsets      (14,042)
                                                                          --------
      Total expenses                                                         9,355
                                                                          --------
       Net investment income                                                29,915
                                                                          --------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
    Net realized gain from investments                                      13,225
    Net change in unrealized appreciation (depreciation) from investments   (4,638)
                                                                          --------
    Net realized and unrealized gain from investments                        8,587
                                                                          --------
    Net increase in net assets resulting from operations                  $ 38,502
                                                                          ========

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST II - FIXED INCOME PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                               FOR THE
                                                                              SIX MONTHS                        FOR THE
                                                                                ENDED                         YEAR ENDED
                                                                             JUNE 30, 2001                   DECEMBER 31,
                                                                              (UNAUDITED)                       2000
                                                                             ----------------              ---------------
FROM OPERATIONS
    Net investment income                                                      $   29,915                     $   182,627
    Net gain (loss) from investments                                               13,225                         (10,748)
    Net change in unrealized appreciation (depreciation) from investments          (4,638)                        112,245
                                                                               ----------                     -----------
      Net increase in net assets resulting from operations                         38,502                         284,124
                                                                               ----------                     -----------
FROM DIVIDENDS
    Dividends from net investment income                                                0                        (182,624)
                                                                               ----------                     -----------
FROM CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                                      832                         230,240
    Reinvestment of dividends                                                           0                         182,620
    Net asset value of shares redeemed                                           (462,104)                     (3,494,450)
                                                                               ----------                     -----------
      Net decrease in net assets from capital share transactions                 (461,272)                     (3,081,590)
                                                                               ----------                     -----------
    Net decrease in net assets                                                   (422,770)                     (2,980,090)
NET ASSETS                                                                     ----------                     -----------
    Beginning of period                                                         1,572,274                       4,552,364
                                                                               ----------                     -----------
    End of period                                                              $1,149,504                     $ 1,572,274
                                                                               ==========                     ===========
UNDISTRIBUTED NET INVESTMENT INCOME                                            $   29,932                     $        18
                                                                               ==========                     ===========


                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST II - FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT EACH PERIOD)

                                                FOR THE SIX
                                                MONTHS ENDED        FOR THE YEAR ENDED OCTOBER 31,
                                                JUNE 30, 2001
                                                (UNAUDITED)       2000      1999       1998      1997(1)
PER-SHARE DATA
  Net asset value, beginning of period              $ 9.71      $ 9.99     $10.32    $ 9.97     $10.00
                                                    ------      ------     ------    ------     ------
INVESTMENT ACTIVITIES
  Net investment income                               0.26        1.28       0.36      0.24       0.44
  Net gain (loss) from investments
    (both realized and unrealized)                    0.03       (0.28)     (0.33)     0.57       0.45
                                                    ------      ------     ------    ------     ------
      Total from investment activities                0.29        1.00       0.03      0.81       0.89
                                                    ------      ------     ------    ------     ------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                0.00       (1.28)     (0.36)    (0.24)     (0.41)
  Dividends in excess of net investment income        0.00        0.00       0.00     (0.04)     (0.31)
  Distributions from net realized gains               0.00        0.00       0.00     (0.18)     (0.20)
                                                    ------      ------     ------    ------     ------
      Total dividends and distributions               0.00       (1.28)     (0.36)    (0.46)     (0.92)
                                                    ------      ------     ------    ------     ------
  Net asset value, end of period                    $10.00      $ 9.71     $ 9.99    $10.32     $ 9.97
                                                    ======      ======     ======    ======     ======
      Total return                                    2.99%(2)    9.97%      0.27%     8.08%      8.96%(2)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)            $1,150      $1,572     $4,552    $2,827     $  599
    Ratio of expenses to average net assets(3)        1.50%(4)    1.31%(5)   1.00%     0.99%      0.99%(4)
    Ratio of net investment income to average
      net assets                                      4.80%(4)    5.22%      5.07%     4.69%      5.29%(4)
    Decrease reflected in above operating expense
      ratio due to waivers/reimbursements             2.25%(4)    1.80%      2.07%     4.33%     12.05%(4)
Portfolio turnover rate                              59.53%      33.53%    173.29%   318.95%    138.28%

--------------------------------------------------------------------------------
(1) For the period March 31, 1997 (inception date) through December 31, 1997.
(2) Non-annualized.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's expenses by .00%, .02%, .01%, .00%, and .00% for the six months ended June 30, 2001, for the years ended December 31, 2000, 1999, 1998, and for the period ended December 31, 1997, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.50% for the six months ended June 30, 2001, 1.29% for the year ended December 31, 2000, and .99% for the years ended December 31, 1999, 1998 and for the period ended December 31, 1997.
(4) Annualized.
(5) Effective May 1, 2000, the net expense ratio cap was increased from .99% to 1.50%.


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Warburg Pincus Trust II, formerly Warburg Pincus Trust II (the "Trust"), a Massachusetts Business Trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers one investment portfolio classified as non-diversified. The Fixed Income Portfolio (the "Portfolio") is a non-diversified investment fund that seeks total return consistent with prudent investment management. Shares of the Portfolio are not available directly to individual investors but may be offered only to certain (a) life insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts and (b) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. The Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Trust's Board of Trustees. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

CREDIT SUISSE WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (cont'd)
JUNE 30, 2001 (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES -- (cont'd)

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolio, along with other Funds advised by Credit Suisse Asset Management, LLC ("CSAM"), the Portfolio's investment adviser, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolio's custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   H) OTHER -- The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation of assets, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity, market, operational, and valuation risks.

CREDIT SUISSE WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (cont'd)
JUNE 30, 2001 (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES -- (cont'd)


   Costs incurred by the Trust in connection with the organization have been deferred and are being amortized over a period of five years from the date the Trust commenced its operations.


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group, serves as investment adviser for the Portfolio. For its investment advisory services, CSAM receives a fee from the Portfolio at an annual rate of
 .50% of the Portfolio's average daily net assets. For the six months ended June 30, 2001, investment advisory fees earned and voluntarily waived and reimbursed were $3,119, ($3,119), and ($10,455), respectively.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, Inc., serve as co-administrators to the Portfolio. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets. For the six months ended June 30, 2001, administrative services fees earned by CSAMSI were $624.

   For its administrative services, PFPC received a fee, exclusive of out-of-pocket expenses, based on the following fee structure:


           AVERAGE DAILY NET ASSETS                       ANNUAL RATE
           First $150 million                  .07% of average daily net assets
           Next $150 million                   .06% of average daily net assets
           Over $300 million                   .05% of average daily net assets

   For the six months ended June 30, 2001, administrative service fees earned and voluntarily waived by PFPC (including out of pocket expenses) were $2,817 and ($437), respectively.

   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   The Portfolio has an arrangement with its transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of its transfer agent expense. For the six months ended June 30, 2001, the Portfolio received credits or rembursements of $31 under this arrangement.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing services. For the six months ended June 30, 2001, no payments were made to Merrill for its services by Portfolio.

CREDIT SUISSE WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (cont'd)
JUNE 30, 2001 (UNAUDITED)

NOTE 3. LINE OF CREDIT

   Through June 19, 2001, the Portfolio, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $350 million committed, unsecured, line of credit facility (the "Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of
 .075% per annum on the entire amount of the Prior Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%. During the period January 1, 2001 through June 19, 2001, the Portfolio had no borrowings under the Prior Credit Facility.

   Effective June 20, 2001, the Participating Funds, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $200 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for the same purposes as the Prior Credit Facility. Under the terms of the New Credit Facility, the New Participating Funds pay an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the New Prior Credit Facility, which is allocated among the New Participating Funds in such manner as was determined by the governing Boards of the New Participating Funds. The interest rate paid under the New Credit Facility is unchanged from the rate paid under the Prior Credit Facility. During the period June 20, 2001 through June 30, 2001, the Portfolio had no borrowings under the New Credit Facility.

CREDIT SUISSE WARBURG PINCUS TRUST II
NOTES TO FINANCIAL STATEMENTS (cont'd)
JUNE 30, 2001 (UNAUDITED)

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the six months ended June 30, 2001, purchases and sales of investment securities (excluding short-term investments) were as follows:


                                                              U.S. GOVERNMENT AND
                                INVESTMENT SECURITIES         AGENCY OBLIGATIONS

PORTFOLIO                      PURCHASES      SALES         PURCHASES      SALES
Trust II Fixed Income             $0        $171,718        $772,546    $1,062,202

   At June 30, 2001, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was $2,490 and ($1,101), respectively.


NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value of $.001 per share. Transactions in shares of the Portfolio were as follows:

                              FOR THE SIX MONTHS ENDED         FOR THE YEAR ENDED
                              JUNE 30, 2001 (UNAUDITED)         DECEMBER 31, 2000
Shares sold                               84                 22,566
Shares issued in reinvestment of
  dividends                                0                 18,807
Shares redeemed                      (47,041)              (335,056)
                                     -------               --------
Net decrease                         (46,957)              (293,683)
                                     =======               ========


   On June 30, 2001, one shareholder held approximately 78% of the outstanding shares of the Portfolio.

                       CREDIT SUISSE WARBURG PINCUS FUNDS
                                            CREDIT     ASSET
                                            SUISSE     MANAGEMENT


                      P.O. BOX 9030, BOSTON, MA 02205-9030
                                  800-222-8977
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.      TRFIX-3-0601